CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

November 1, 2006

Christie/AIX, Inc

55 Madison Avenue, Suite 300

Morristown, NJ 07960

Attn: A. Dale Mayo, CEO

Re:	Amended Exhibit A to Supply Agreement

Dear Bud:

As you know, Christie Digital Systems USA, Inc. (“Christie”) and Christie/AIX, Inc. (“Christie/AIX”) are parties to an Amended and Restated Supply Agreement dated as of September 30, 2005 (as amended, the “Supply Agreement”). By letter agreement dated as of February 21, 2006, Christie and Christie/AIX amended Exhibit A to the Supply Agreement. Christie and Christie/AIX desire to further amend and restate Exhibit A to the Supply Agreement, and hereby agree as follows:

1.            Exhibit A to the Supply Agreement is hereby amended and restated to read in its entirety as follows:

EXHIBIT A

PRICING

(1)            Digital Cinema Projection Systems

(a)	Subject to the terms and conditions of this Section (1), the purchase price for Digital Cinema Projection Systems supplied by Christie to Christie/AIX under the Supply Agreement shall be as follows:
Group A	$***
Group B	$***
(b)

The maximum number of Digital Cinema Projection Systems in Group A (“Group A Systems”) shall be ***. The maximum number of Digital Cinema Projection Systems in Group B (“Group B Systems”) shall be ***.

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*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(c)

The parties acknowledge and agree that prior to the date of this letter amendment Christie has shipped to Christie/AIX *** Group A Systems and additional quantities of Digital Cinema Projection Systems as Group B Systems.

(d)

As used in this Exhibit A, “Total Minimum Number of Committed Screens” means, at any point in time, the aggregate minimum number of screens for which exhibitors are contractually committed to accept deployment of Digital Cinema Projection Systems under all agreements then in effect between Christie/AIX and exhibitors (without taking account of the actual number of screens for which deployment has been made, except as provided in the following proviso); provided, however, that where the actual number of screens for which Digital Cinema Projection Systems have been deployed to an exhibitor under an agreement between the exhibitor and Christie/AIX exceeds the minimum number of screens for which the exhibitor is contractually committed under such agreement to accept deployment of Digital Cinema Projection Systems, then the actual number of screens shall be used in the determination in lieu of the minimum number of screens provided for in the agreement between the exhibitor and Christie/AIX.

(e)	The parties acknowledge that as of October 17, 2006 the Total Minimum Number of Committed Screens is *** screens, as shown in Annex I to this Exhibit A.
(f)

From and after October 17, 2006, each time an exhibitor executes an agreement with Christie/AIX regarding the deployment of Digital Cinema Projection Systems to such exhibitor, Christie and Christie/AIX shall update Annex 1, including addition of the minimum number of screens for which such exhibitor is contractually committed under the agreement to accept deployment of Digital Cinema Projection Systems, and shall determine the Total Minimum Number of Committed Screens based on Annex 1 as so updated. In the event the Total Minimum Number of Committed Screens as so determined exceeds *** screens, and ***% of such Total Minimum Number of Committed Screens exceeds the total number of Group A Systems previously shipped by Christie for the account of Christie/AIX, Christie/AIX shall promptly (and in any event within three (3) weeks after such determination is made) submit to Christie a purchase order for a quantity of Group A Systems equal to the quantity by which ***% of such Total Minimum Number of Committed Screens exceeds the total number of Group A Systems previously shipped by Christie for the account of Christie/AIX, subject always to the maximum number of Group A Systems set forth in paragraph (b)

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*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

above. Christie shall be permitted to ship Group A Systems against any such purchase order prior to filling any outstanding orders for Group B Systems.

(g)

In the event Christie has shipped *** Group B Systems for the account of Christie/AIX and has shipped less than *** Group A Systems for the account of Christie/AIX, all Digital Cinema Projection Systems thereafter shipped by Christie for the account of Christie/AIX shall be Group A Systems until a total of 4000 Digital Cinema Projection Systems have been shipped by Christie for the account of Christie/AIX, and Christie/AIX shall place purchase orders accordingly.

(h)	No deposit shall be required for Group A Systems shipped after the date of this letter amendment.
(i)

Notwithstanding anything to the contrary in this Section (1), in the event Christie fails to meet any of the deployment targets set forth on Annex 2 to this Exhibit A, then, all Digital Cinema Projection Systems thereafter shipped by Christie under the Supply Agreement shall be Group B Systems up to the maximum number of Group B Systems set forth in subparagraph (b) above until such time as Christie meets any subsequent deployment target set forth on Annex 2 to this Exhibit A, at which time this subparagraph (i) will cease to apply; provided, however that this subparagraph (i) shall reapply to any further failure or failures of Christie to meet any deployment target set forth in Annex 2 to this Exhibit A; and provided further that this subparagraph (i) shall cease to apply when Christie has shipped the maximum number of Group B Systems as set forth in paragraph (b) above.

(2)          Central Servers. The purchase price for Central Servers supplied by Christie to Christie/AIX under the Supply Agreement shall be equal to ***

(3)          Watermarking. In connection with the watermarking software to be incorporated in Digital Cinema Projection Systems supplied by Christie to Christie/AIX, Christie/AIX will pay to Christie, in addition to the purchase price provided for in Section (1) above, an incremental purchase price amount of $*** for (a) each Digital Cinema Projection System supplied by Christie to Christie/AIX with such watermarking software installed, such amount to be paid when the purchase price for such Digital Cinema Projection System is due, and (b) each Digital Cinema Projection System supplied by Christie to Christie/AIX without such watermarking software installed and subsequently upgraded by installing such

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*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

watermarking software to such Digital Cinema Projection System, such amount to be paid within thirty (30) days after the date of invoice following completion of such upgrade.

(4)            MFN.

(a)          In the event that, at any time during the period from September 1, 2006 through December 31, 2007, Christie sells Digital Cinema Projection Systems to any third party at a price which is lower than the Group B System price, on comparable terms, conditions and quantities as are provided for in the Supply Agreement, then Christie will promptly reduce the Group B System price to such lower price for all shipments of Group B Systems thereafter made under the Supply Agreement through December 31, 2007.

(b)          In the event that, at any time during the period from September 1, 2006 through December 31, 2007, Christie sells the standard projector or standard cinema server components of Digital Cinema Projection Systems to any third party, on a stand alone basis or in combination with other major system components of Digital Cinema Projection Systems, at a price which is lower than the price included in the Group B System price for the comparable items or combination of items (as separately stated in Christie’s invoices to Christie/AIX) included in Digital Cinema Projection Systems supplied by Christie to Christie/AIX under the Supply Agreement, then Christie will promptly reduce the Group B System price such that the Group B System price reflects the lowest price at which Christie sells such items or combination of items for all shipments of Group B Systems thereafter made under the Supply Agreement through December 31, 2007.

(c)          The provisions of this Section (4) shall not apply with respect to any Digital System Projection Systems sold by Christie to Christie/AIX as Group A Systems.

(d)          Christie agrees to provide Christie/AIX, on an annual basis within ninety (90) days after the end of each calendar year, written certification from the chief financial officer of Christie to the effect that it is in compliance with its obligations under this Section (4).

2.            Annex 1 and Annex 2 to Exhibit A (as amended and restated in this letter amendment) to the Supply Agreement are attached to this letter amendment as Annex 1 and Annex 2, respectively.

3.           Except as set forth in this letter amendment, the Supply Agreement shall remain in full force and effect without other modification or amendment.

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

If the above accurately sets forth our mutual agreement, please sign and return a copy of this letter. On the execution and return of a copy of this letter to Christie, Exhibit A to the Supply Agreement will be amended and restated as set forth above.

Sincerely yours,

Christie Digital Systems USA, Inc.

/s/ John M. Kline

By: John M. Kline, President/COO

ACCEPTED AND AGREED:

Christie/AIX, Inc.

/s/ A. Dale Mayo

By: A. Dale Mayo, CEO

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ANNEX 2

The table below sets forth the applicable minimum deployment target and deployment target date for the total number of Digital Cinema Projection Systems sold by Christie to Christie/AIX under the Supply Agreement and installed by Christie in the United States and Canada in connection with the Christie/AIX deployment program as contemplated by the Supply Agreement.

Deployment Target Date	Minimum Deployment Target
***	***
***	***
***	***
***	***
***	***
***	***
9/30/07	4000

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*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT OF 1934.

		Exhibitor Screens Max	Installed	Committed per MLA

1	Emagine	46	***	***
2	Ultrastar	102	***	***
3	Pavilion	9	***	***
4	Cinetopia	7	***	***
5	Carmike	2,300	***	***
6	Galaxy	67	***	***
7	Rave	445	***	***
		2,976	***	***

8	Cinema West	64	***	***
		3,040	***	***

	Greater of installed or committed (if same, then committed)

	***

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*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.